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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2003
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                          Dynamics Research Corporation

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             (Exact name of Registrant as specified in its charter)


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         Massachusetts               1-7348                   042-2211809
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(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)



60 Frontage Road, Andover, Massachusetts                         01810
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (978) 475-9090
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          (Former name or former address, if changed since last report)




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Item 2.   Acquisition or Disposition of Assets
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         On May 1, 2003, Dynamics Research Corporation ("DRC") sold the assets of its Encoder division to GSI Lumonics Inc. ("GSI"). The disposition was effected pursuant to the terms of an Asset Purchase Agreement dated as of May 1, 2003, a copy of which is attached hereto as Exhibit 2.1. The aggregate purchase price was $3.3 million in cash, subject to a post-closing adjustment based on the net assets as of April 30, 2003, and the assumption by GSI of certain DRC liabilities with respect to the assets acquired. Of the $3.3 million cash consideration, $700,000 was deposited into an escrow account. The purchase price for the acquisition was determined as a result of arms-length negotiations by the parties.

Item. 7.   Financial Statement, Pro Forma Financial Information and Exhibits
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         (b)      Pro Forma Financial Information

         Unaudited pro forma consolidated financial statements of DRC relating to the disposition of DRC's Encoder division are attached hereto as Exhibit 99.1 and incorporated herein by reference.

         (c)      Exhibits
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           Exhibit 2.1        Asset Purchase Agreement, dated as of May 1, 2003,
                              between GSI Lumonics, Inc. and Dynamics Research Corporation.*

           Exhibit 99.1 Unaudited pro forma consolidated financial statements of DRC.

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*    Exhibits and schedules to the agreement are listed on page iv thereto and have been intentionally omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplementally a copy of the exhibits and schedules to the Securities and Exchange Commission upon request.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 16, 2003                      DYNAMICS RESEARCH CORPORATION

                                            By: /s/ David Keleher
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                                               Name:  David Keleher
                                               Title: Vice President and Chief
                                                       Financial Officer


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                            EXHIBIT INDEX
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Exhibit
Number     Exhibit Name                                          Location
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2.1        Asset Purchase Agreement, dated as of May 1, 2003,    Filed herewith
           between GSI Lumonics, Inc. and  Dynamics Research
           Corporation.

99.1       Unaudited pro forma consolidated financial            Filed herewith
           statements of DRC.